Exhibit 10.7

Grant # ______

RESTRICTED STOCK UNIT AGREEMENT

This Restricted Stock Unit Agreement ("Agreement") is made and entered into as of ________ (the "Grant Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and __________, a full-time employee of the Company and/or one or more of its subsidiaries (the "Employee").

WHEREAS, pursuant to the Company's _______ Stock Incentive Plan (the "Plan"), the Company desires to grant to the Employee, and the Employee desires to accept, a restricted stock unit redeemable in shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"), upon the terms and conditions set forth herein, which terms, conditions and restrictions have been approved by the committee of the Board of Directors administering the Plan (the "Committee");

NOW, THEREFORE, in consideration of the foregoing recital and the covenants set forth herein, the parties hereto hereby agree as follows:

The Company hereby grants to the Employee, and the Employee hereby accepts, a restricted stock unit redeemable by the delivery of _______ shares of Common Stock, which restricted stock unit shall be subject to all of the terms and conditions set forth in this Agreement, including, without limitation, those set forth in Schedule "_____" attached hereto and incorporated herein by this reference (the "RSU").

Except as otherwise provided in this Agreement, the RSU shall be "redeemed" by the Company delivering to the Employee (or after the Employee's death, the beneficiary designated by the Employee for such purpose), on the redemption dates indicated below, the number of shares of Common Stock indicated below across from such dates ("RSU Shares"), together with Dividend Equivalents (as hereinafter defined):

RSU Shares Redemption Date

(Shares) ____ Anniversary

(Shares) ____ Anniversary

(Shares) ____ Anniversary

The term "Dividend Equivalents" shall mean, with respect to each RSU Share being delivered by the Company upon redemption of the RSU, or cancelled by the Company in payment of withholding taxes, an amount in cash equal to the aggregate amount of all regular cash dividends paid on a share of Common Stock during the period between the Grant Date and the date of such redemption or cancellation, together with interest thereon at the rate credited to amounts deferred under the Company's Deferred Compensation Plan, as such rate may be changed from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date.

EMPLOYEE

___________________________________________

Optionee

The Employee acknowledges receipt of the Plan and a Prospectus relating to the RSU, and further acknowledges that he or she has reviewed this Agreement and the related documents and accepts the provisions thereof.

___________________________________________

Optionee

ADD1

ADD2

ADD3

RESTRICTED STOCK UNIT SCHEDULE RSUA1

ADDITIONAL TERMS AND CONDITIONS

    Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

      The "Fair Market Value" of an RSU Share on any date shall be equal to the last sale price, regular way, of a share of Common Stock on such date (or in case the principal United States national securities exchange on which the Common Stock is listed or admitted to trading is not open on such date, the next preceding date upon which it is open), or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on such securities exchange.

      "Change of Control" shall mean the first to occur of the following events: (A) the dissolution or liquidation of the Company; (B) a sale of substantially all of the property and assets of the Company; (C) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which results in the RSU Shares being exchanged for or converted into cash, property and/or securities not issued by the Company; (D) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which does not result in the RSU Shares being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) represent less than 50% of the voting power of the Company immediately following such business combination, (E) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (F) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (as hereinafter defined).

    Accelerated Redemption of the RSU; Termination of the RSU.

      Termination of Employment at Age 62 or Older Other than for Cause.

        If, prior to the redemption of the RSU in full, the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated at age 62 or older for no reason, or for any reason other than Cause (as hereinafter defined), including, without limitation, by reason of death, Permanent Disability or an Approved Leave of Absence (as such capitalized terms are hereinafter defined), then, unless the Committee, in its sole discretion, shall determine otherwise prior thereto, immediately prior to the close of business on the date upon which the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated (the "Employment Termination Date") the Company shall redeem the RSU in full.

        "Cause" shall mean: (A) fraud, misappropriation, embezzlement or other act of material misconduct against the Company or any of its affiliates; (B) conviction of a felony involving a crime of moral turpitude; (C) willful and knowing violation of any rules or regulations of any governmental or regulatory body material to the business of the Company; or (D) substantial and willful failure to render services in accordance with the terms of his or her employment (other than as a result of illness, accident or other physical or mental incapacity), provided that (X) a demand for performance of services has been delivered to the Employee in writing by the Employee's supervisor at least 60 days prior to termination identifying the manner in which such supervisor believes that the Employee has failed to perform and (Y) the Employee has thereafter failed to remedy such failure to perform.

      Termination of Employment Without Cause or for Good Reason at Age 61 or Younger.

        If, prior to the redemption of the RSU in full, the Employee's status as a full-time employee of the Company or any of its subsidiaries is involuntarily terminated at age 61 or younger other than for Cause, or is voluntarily terminated at age 61 or younger for Good Reason (as hereinafter defined), then, immediately prior to the close of business on the Employment Termination Date, the Company shall redeem the RSU in full.

          The Employee's voluntary termination of employment shall be deemed to be for "Good Reason" if it occurs within six months of any of the following without the Employee's express written consent:

            a material diminution in the Employee's duties, responsibilities or position;

            the Company awards to the Employee an annual bonus in respect of any year that is less than 100% of the amount awarded to the Employee in respect of any prior year, unless due to reduced performance by the Company or by the Employee, applying reasonably equivalent standards with respect to both years; or

            conduct by the Company occurs that would cause the Employee to commit fraudulent acts or would expose the Employee to criminal liability.

      Termination of Employment by Death or Permanent Disability at Age 61 or Younger.

          If, prior to the redemption of the RSU in full, the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated at age 61 or younger by reason of the death or Permanent Disability of the Employee, then, immediately prior to the close of business on the Employment Termination Date, the Company shall redeem the RSU in full.

          "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board of Directors of the Company in such form and manner, and at such times, as the Board of Directors may require. Any determination by the Board of Directors of the Company that the Employee does or does not have a Permanent Disability shall be final and binding upon the Company and the Employee.

      Approved Leave of Absence at Age 61 or Younger. If, prior to the redemption of the RSU in full, the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated at age 61 or younger by reason of a leave of absence approved in writing by the Company's Chief Executive Officer or Corporate Vice President of Human Resources (an "Approved Leave of Absence"), then:

        the RSU shall (subject to subparagraph (ii) below) be redeemed on the later of:

          the date or dates upon which it would otherwise have been redeemed if the Employee had not ceased to be a full-time employee of the Company or its subsidiaries, or the date upon which the Employee shall again become a full-time employee of the Company or any of its subsidiaries; and

        the RSU shall automatically be cancelled on the first anniversary of the Employment Termination Date if the Employee shall not have again become a full-time employee of the Company or any of its subsidiaries prior to such anniversary.

      Cancellation of RSU upon Other Termination of Employment. If, prior to the redemption in full of the RSU, the Employee's status as a full-time employee of the Company or any of its subsidiaries is involuntarily terminated for Cause, or is voluntarily terminated at age 61 or younger for any reason other than Good Reason, death, Permanent Disability or an Approved Leave of Absence, then, unless the Committee shall determine otherwise prior to the Employment Termination Date, the RSU shall automatically be cancelled as of the close of business on the Employment Termination Date.

      Change of Control. Immediately prior to a Change of Control, the RSU shall be redeemed in full.

      Other Events.

        The Committee, in its sole discretion, may accelerate the redemption of the RSU at any time and for any reason.

        Unless the Committee, by vote of a majority of the directors of the Company who are, and immediately prior to such event were, members of the Committee, shall determine otherwise within ten business days thereafter, the RSU shall be redeemed in full upon the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (c)(ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for, or pursuant to, the terms of any such plan.

    Payment of Taxes.

      If the Company and/or the Employee's employer (the "Employer") are obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the grant or redemption of the RSU pursuant to this Agreement (collectively, "Taxes"), including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the date upon which the Company and/or the Employer becomes so obligated shall be referred to herein as the "Withholding Date"), then the Employee shall pay to the Company on the Withholding Date, the minimum aggregate amount that the Company and the Employer are so obligated to withhold, as such amount shall be determined by the Company (the "Minimum Withholding Liability"), which payment shall be made by the automatic cancellation by the Company of a portion of the RSU Shares (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the Withholding Date, plus the value of the Dividend Equivalents associated with such shares on the Withholding Date); provided that the RSU Shares to be cancelled shall be those that would otherwise have been delivered to the Employee the soonest upon redemption of the RSU; and provided further, however, that the Employee may instead pay to the Company, by check or wire transfer delivered or made within three business days after the Withholding Date, an amount equal to or greater than the Minimum Withholding Liability.

      The Employee acknowledges that neither the Company nor the Employer has:

        except to the extent specifically set forth in a prospectus delivered by the Company to the Employee together with this Agreement, made any representation or given any advice to the Employee with respect to the realization or recognition of any Taxes by the Employee; or

        undertaken or agreed to structure the RSU, or the grant of the RSU, to reduce or eliminate the Employee's liability or potential liability for Taxes.

    Certain Corporate Transactions. In the event that the outstanding securities of any class then comprising the RSU Shares are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Committee shall determine otherwise, the term "RSU Shares," as used in this Agreement, shall, from and after the date of such event, include such cash, property and/or securities so distributed in respect of the RSU Shares, or into or for which the RSU Shares are so increased, decreased, exchanged or converted.

    Effect of Section 409A of the U.S. Internal Revenue Code. Notwithstanding anything to the contrary in this Agreement, if, upon the advice of its counsel, the Company determines that the redemption of an RSU Share pursuant to this Agreement is or may become subject to the additional tax under Section 409A(a)(1)(B) of the U.S. Internal Revenue Code or any other taxes or penalties imposed under Section 409A ("409A Taxes") as applicable at the time such redemption is otherwise required under this Agreement, then:

      such redemption shall be delayed until the date that is six months after the date of the Employee's "separation from service" (as such term is defined under Section 409A) with the Employer, or such shorter period that, in the opinion of such counsel, is sufficient to avoid the imposition of 409A Taxes (the "Payments Delay Period"); and

      if all or any part of such RSU Share has been converted into cash pursuant to Section 4 hereof, then:

        upon redemption of such RSU Share, such cash shall be increased by an amount equal to interest thereon for the Payments Delay Period at a rate equal to the 120-month rolling average yield to maturity of the index called the "Merrill Lynch U.S. Corporates, A Rated, 15+ Years Index" (or any successor index, or if neither exists, the most similar index which does exist) as of December 31 of the year preceding the year in which the Payments Delay Period commences, compounded annually; and

        the Company shall fund the payment of such cash to the Employee upon redemption of such RSU Share, including the interest to be paid with respect thereto (collectively, the "Delayed Cash Payment"), by establishing and irrevocably funding a trust for the benefit of the Employee. Such trust shall be a grantor trust described in Section 671 of the U.S. Internal Revenue Code and intended not to cause tax to be incurred by the Employee until amounts are paid out from the trust to the Employee. The trust shall provide for distribution of amounts to the Employee in order to pay taxes, if any, that become due on the amounts as to which payment is being delayed during the Payment Delay Period pursuant to this Section 5, but only to the extent permissible under Section 409A of the U.S. Internal Revenue Code without the imposition of 409A Taxes. The establishment and funding of such trust shall not affect the obligation of the Company to pay the Delayed Cash Payment pursuant to this Section 5.

    Transferability. Neither the RSU nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner.

    Data Privacy.

      In order to implement, administer, manage and account for the Employee's participation in the Plan, the Company and/or the Employer may:

        collect and use certain personal data regarding the Employee, including, without limitation, the Employee's name, home address and telephone number, work address and telephone number, work e-mail address, date of birth, social insurance or other identification number, term of employment, employment status, nationality and tax residence, and details regarding the terms and conditions, grant, vesting, cancellation, termination and expiration of all restricted stock units and other stock-based incentives granted, awarded or sold to the Employee by the Company (collectively, the "Data");

        transfer the Data, in electronic or other form, to employees of the Company and its subsidiaries, and to third parties, who are involved in the implementation, administration and/or management of, and/or accounting for, the Plan, which recipients may be located in the Employee's country or in other countries that may have different data privacy laws and protections than the Employee's country;

        transfer the Data, in electronic or other form, to a broker or other third party with whom the Employee has elected to deposit any RSU Shares issued in redemption of the RSU; and

        retain the Data for only as long as may be necessary in order to implement, administer, manage and account for the Employee's participation in the Plan.

      The Employee hereby consents to the collection, use, transfer and retention of the Data, as described in this Agreement, for the exclusive purpose of implementing, administering, managing and accounting for the Employee's participation in the Plan.

      The Employee understands that by contacting his or her local human resources representative, the Employee may:

        view the Data;

        correct any inaccurate information included within the Data;

        request additional information regarding the storage and processing of the Data request a list with the names and addresses of any potential recipients of the Data; and

        under certain circumstances and with certain consequences, prevent further use, transfer, retention and/or processing of the Data.

    Plan. The RSU is granted pursuant to the Plan, as in effect on the Grant Date, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the RSU or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until the RSU is redeemed in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the Employee.

    Employment Rights. No provision of this Agreement shall (a) be deemed to form an employment contract or relationship with the Company or any of its subsidiaries, (b) confer upon the Employee any right to be or continue to be in the employ of the Company or any of its subsidiaries, (c) affect the right of the Employer to terminate the employment of the Employee, with or without cause, or (d) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. The Employee hereby acknowledges and agrees that the Employer may terminate the employment of the Employee at any time and for any reason, or for no reason, unless applicable law provides otherwise or unless the Employee and the Employer are parties to a written employment agreement that expressly provides otherwise.

    Nature of Company Restricted Stock Unit Grants. The Employee acknowledges and agrees that:

      the Plan was established voluntarily by the Company, it is discretionary in nature and it may be modified, suspended or terminated by the Company at any time, as provided in the Plan and this Agreement;

      the Company grants restricted stock units voluntarily and on an occasional basis, and the receipt of the RSU by the Employee does not create any contractual or other right to receive any future grant of restricted stock units, or any benefits in lieu of a grant of restricted stock units;

      all decisions with respect to future grants of restricted stock units by the Company will be made in the sole discretion of the Company;

      the Employee is voluntarily participating in the Plan;

      restricted stock units are an extraordinary item which do not constitute compensation of any kind for services rendered to the Company or the Employer, and which are outside the scope of the Employee's employment contract, if any;

      restricted stock units are not part of normal or expected compensation or salary for any purposes, including, without limitation, for purposes of calculating any severance, resignation, termination, redundancy or end-of-service payments, or any bonuses, long-service awards or pension or retirement benefits, or any similar payments;

      the future value of the RSU is unknown and cannot be predicted with certainty; and

      the Employee hereby indemnifies the Company and the Employer against, and irrevocably releases and holds them harmless from, any claim or entitlement to compensation or damages arising from the cancellation of the RSU in accordance with this Agreement, or any diminution in the value of the RSU.

    Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

    Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

    Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

    Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, United States of America, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. Any action, suit or proceeding to enforce the terms and provisions of this Agreement, or to resolve any dispute or controversy arising under or in any way relating to this Agreement, may be brought in the state courts for the County of Washoe, State of Nevada, United States of America, and the parties hereto hereby consent to the jurisdiction of such courts. If the Employee has received this or any other document related to the Plan translated into a language other than English, and the translated version is different than the English version, the English version will control.

    RESTRICTED STOCK UNIT SCHEDULE RSU2

    ADDITIONAL TERMS AND CONDITIONS

    Forfeiture Obligations.

      Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

        "Redemption Date" shall mean, with respect to each RSU Share, the date upon which the RSU was redeemed by the delivery of such RSU Share to the Employee or the date upon which such RSU Share was cancelled in payment of Taxes (as hereinafter defined).

        "Measurement Period" shall mean, with respect to each Redemption Date, the period set forth in Section 1(c)(i) or (ii) hereof, respectively.

        The "Fair Market Value" of an RSU Share on any date shall be equal to the last sale price, regular way, of a share of Common Stock on such date (or in case the principal United States national securities exchange on which the Common Stock is listed or admitted to trading is not open on such date, the next preceding date upon which it is open), or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on such securities exchange.

      Refund of Stock Value. If any of the events set forth in Section 1(c)(i) or (ii) hereof shall occur during the Measurement Period for any Redemption Date, then the Employee shall immediately deliver to the Company an amount in cash equal to the aggregate Fair Market Value, determined as of such Redemption Date, of all RSU Shares which were delivered to the Employee or cancelled in payment of Taxes on such Redemption Date.

      Triggering Events. The events referred to in Section 1(b) hereof are as follows:

        Competing With the Company after Voluntary Termination of Employment and Prior to Six Months after a Redemption Date. The Employee participating, as a director, officer, employee, agent, consultant or greater than 5% equityholder (collectively, "Participating"), in any of the following during the period of time commencing on the date upon which the Employee's status as a full-time employee of the Company or its affiliates is voluntarily terminated (the "Voluntary Employment Termination Date"), there being a presumption that any termination of employment is voluntary, and continuing until six months after a Redemption Date (for the purpose of such event, and with respect to each such Redemption Date, the "Measurement Period"):

          Participating in any manner in any enterprise that competes with, or is becoming a competitor of, the Company (if the Employee is a Corporate Employee) or any operating business unit of the Company in which the Employee has been employed within one year prior to the Voluntary Employment Termination Date (if the Employee is not a Corporate Employee) in any city in which the Company or such business unit, respectively, provides services or products on the Voluntary Employment Termination Date; or

          Participating in any other organization or business, which organization or business, or which Participation therein, is or is becoming otherwise prejudicial to or in conflict with the interests of the Company.

        Engaging in Certain Activities after Voluntary or Involuntary Termination of Employment and Prior to One Year after a Redemption Date. The Employee engaging in any of the following activities during the period of time commencing on the date upon which the Employee's status as a full-time employee of the Company or its affiliates is voluntarily or involuntarily terminated (the "Employment Termination Date") and continuing until one year after a Redemption Date (for the purpose of such events, and with respect to each such Redemption Date, the "Measurement Period"):

          Solicitation of Customers or Prospective Customers. Directly or indirectly soliciting any of the following with respect to any of the services or products that the Company or any of its affiliates then provide to customers:

            any person or entity that the Employee knew to be a customer of the Company or any of its affiliates; or

            any person or entity whose business the Employee solicited on behalf of the Company or its affiliates during the one-year period preceding the Employment Termination Date.

          Solicitation or Hiring of Employees. Directly or indirectly soliciting or hiring any person who then is an employee of the Company or any of its affiliates.

          Disclosure of Confidential Information. Use, or disclosure, communication or delivery to any person or entity, of any confidential business information or trade secrets that the Employee obtained during the course of his or her employment with the Company or any of its affiliates (collectively, "Confidential Information"). Confidential Information includes, without limitation, the following:

            non-public financial information;

            non-public operational information, including, without limitation, information relating to business or market strategies, pricing policies and methodologies, research and development plans, or the introduction of new services or products;

            information regarding employees, including, without limitation, names, addresses, contact information and compensation;

            information regarding customers and suppliers, including, without limitation, names, addresses, contact information and requirements, and the terms and conditions of the business arrangements with such customers and suppliers;

            information regarding potential acquisitions or dispositions of businesses or products; and

            information relating to proprietary technological or intellectual property, or the operational or functional features or limitations thereof.

      Release of Forfeiture Obligations.

        Notwithstanding the foregoing, the Employee shall be released from (A) all of his or her obligations under Section 1(b) hereof in the event that a Change of Control (as hereinafter defined) occurs within three years prior to the Employment Termination Date, and (B) some or all of his or her obligations under Section 1(b) hereof in the event that the Committee (if the Employee is an executive officer of the Company) or the Company's Chief Executive Officer (if the Employee is not an executive officer of the Company) shall determine, in their respective sole discretion, that such release is in the best interests of the Company.

        "Change of Control" shall mean the first to occur of the following events: (A) the dissolution or liquidation of the Company; (B) a sale of substantially all of the property and assets of the Company; (C) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which results in the RSU Shares being exchanged for or converted into cash, property and/or securities not issued by the Company; (D) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which does not result in the RSU Shares being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) represent less than 50% of the voting power of the Company immediately following such business combination, (E) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (F) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (as hereinafter defined).

      Effect on Other Rights and Remedies. The rights of the Company set forth in this Section 1 shall not limit or restrict in any manner any rights or remedies which the Company or any of its affiliates may have under law or under any separate employment, confidentiality or other agreement with the Employee or otherwise with respect to the events described in Section 1(c) hereof.

      Reasonableness. The Employee agrees that the terms and conditions set forth in this Agreement are fair and reasonable and are reasonably required for the protection of the interests of the Company. If, however, in any judicial proceeding any provision of this Agreement is found to be so broad as to be unenforceable, the Employee and the Company agree that such provision shall be interpreted to be only so broad as to be enforceable.

    Accelerated Redemption of the RSU; Cancellation of the RSU.

      Termination of Employment at Age 62 or Older Other than for Cause with at least 10 Years of Service.

        If, prior to the redemption of the RSU in full, the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated at age 62 or older for no reason, or for any reason other than Cause (as hereinafter defined), including, without limitation, by reason of death, permanent disability, a Lay-Off or an Approved Leave of Absence (as such capitalized terms are hereinafter defined), and the Employee shall have been (or for any other purpose shall have been treated as if he or she had been) a continuous full-time employee of the Company or its subsidiaries for at least 10 years immediately prior to the date of termination of full-time status, then, unless the Committee, in its sole discretion, shall determine otherwise prior thereto, immediately prior to the close of business on the Employment Termination Date the Company shall redeem the RSU in full.

        "Cause" shall mean: (A) fraud, misappropriation, embezzlement or other act of material misconduct against the Company or any of its affiliates; (B) conviction of a felony involving a crime of moral turpitude; (C) willful and knowing violation of any rules or regulations of any governmental or regulatory body material to the business of the Company; or (D) substantial and willful failure to render services in accordance with the terms of his or her employment (other than as a result of illness, accident or other physical or mental incapacity), provided that (X) a demand for performance of services has been delivered to the Employee in writing by the Employee's supervisor at least 60 days prior to termination identifying the manner in which such supervisor believes that the Employee has failed to perform and (Y) the Employee has thereafter failed to remedy such failure to perform.

      Lay-Off or Approved Leave of Absence. If, prior to the redemption of the RSU in full, the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated (other than pursuant to Section 2(a)(i) hereof) by reason of a permanent or temporary lay-off (a "Lay-Off") or a leave of absence approved in writing by the Company's Chief Executive Officer or Corporate Vice President of Human Resources (an "Approved Leave of Absence"), then:

        the RSU shall (subject to subparagraph (ii) below) be redeemed on the later of:

          the date or dates upon which it would otherwise have been redeemed if the Employee had not ceased to be a full-time employee of the Company or its subsidiaries, or the date upon which the Employee shall again become a full-time employee of the Company or any of its subsidiaries; and

        the RSU shall automatically be cancelled on the first anniversary of the Employment Termination Date if the Employee shall not have again become a full-time employee of the Company or any of its subsidiaries prior to such anniversary.

      Cancellation of RSU upon Other Termination of Employment. If, prior to the redemption in full of the RSU, the Employee's status as a full-time employee of the Company or any of its subsidiaries is voluntarily or involuntarily terminated other than pursuant to Section 2(a)(i) or (b) hereof, then, unless the Committee shall determine otherwise prior to the Employment Termination Date, the RSU shall automatically be cancelled as of the close of business on the Employment Termination Date.

      Change of Control. Immediately prior to a Change of Control, the RSU shall be redeemed in full.

      Other Events.

        The Committee, in its sole discretion, may accelerate the redemption of the RSU at any time and for any reason.

        Unless the Committee, by vote of a majority of the directors of the Company who are, and immediately prior to such event were, members of the Committee, shall determine otherwise within ten business days thereafter, the RSU shall be redeemed in full upon the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (c)(ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for, or pursuant to, the terms of any such plan.

    Payment of Taxes.

      If the Company and/or the Employee's employer (the "Employer") are obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the grant or redemption of the RSU pursuant to this Agreement (collectively, "Taxes"), including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the date upon which the Company and/or the Employer becomes so obligated shall be referred to herein as the "Withholding Date"), then the Employee shall pay to the Company on the Withholding Date, the minimum aggregate amount that the Company and the Employer are so obligated to withhold, as such amount shall be determined by the Company (the "Minimum Withholding Liability"), which payment shall be made by the automatic cancellation by the Company of a portion of the RSU Shares (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the Withholding Date, plus the value of the Dividend Equivalents associated with such shares on the Withholding Date); provided that the RSU Shares to be cancelled shall be those that would otherwise have been delivered to the Employee the soonest upon redemption of the RSU; and provided further, however, that the Employee may instead pay to the Company, by check or wire transfer delivered or made within three business days after the Withholding Date, an amount equal to or greater than the Minimum Withholding Liability.

      The Employee acknowledges that neither the Company nor the Employer has:

        except to the extent specifically set forth in a prospectus delivered by the Company to the Employee together with this Agreement, made any representation or given any advice to the Employee with respect to the realization or recognition of any Taxes by the Employee; or

        undertaken or agreed to structure the RSU, or the grant of the RSU, to reduce or eliminate the Employee's liability or potential liability for Taxes.

    Certain Corporate Transactions. In the event that the outstanding securities of any class then comprising the RSU Shares are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Committee shall determine otherwise, the term "RSU Shares," as used in this Agreement, shall, from and after the date of such event, include such cash, property and/or securities so distributed in respect of the RSU Shares, or into or for which the RSU Shares are so increased, decreased, exchanged or converted.

    Effect of Section 409A of the U.S. Internal Revenue Code. Notwithstanding anything to the contrary in this Agreement, if, upon the advice of its counsel, the Company determines that the redemption of an RSU Share pursuant to this Agreement is or may become subject to the additional tax under Section 409A(a)(1)(B) of the U.S. Internal Revenue Code or any other taxes or penalties imposed under Section 409A ("409A Taxes") as applicable at the time such redemption is otherwise required under this Agreement, then:

      such redemption shall be delayed until the date that is six months after the date of the Employee's "separation from service" (as such term is defined under Section 409A) with the Employer, or such shorter period that, in the opinion of such counsel, is sufficient to avoid the imposition of 409A Taxes (the "Payments Delay Period"); and

      if all or any part of such RSU Share has been converted into cash pursuant to Section 4 hereof, then:

        upon redemption of such RSU Share, such cash shall be increased by an amount equal to interest thereon for the Payments Delay Period at a rate equal to the 120-month rolling average yield to maturity of the index called the "Merrill Lynch U.S. Corporates, A Rated, 15+ Years Index" (or any successor index, or if neither exists, the most similar index which does exist) as of December 31 of the year preceding the year in which the Payments Delay Period commences, compounded annually; and

        the Company shall fund the payment of such cash to the Employee upon redemption of such RSU Share, including the interest to be paid with respect thereto (collectively, the "Delayed Cash Payment"), by establishing and irrevocably funding a trust for the benefit of the Employee. Such trust shall be a grantor trust described in Section 671 of the U.S. Internal Revenue Code and intended not to cause tax to be incurred by the Employee until amounts are paid out from the trust to the Employee. The trust shall provide for distribution of amounts to the Employee in order to pay taxes, if any, that become due on the amounts as to which payment is being delayed during the Payment Delay Period pursuant to this Section 5, but only to the extent permissible under Section 409A of the U.S. Internal Revenue Code without the imposition of 409A Taxes. The establishment and funding of such trust shall not affect the obligation of the Company to pay the Delayed Cash Payment pursuant to this Section 5.

    Transferability. Neither the RSU nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner.

    Data Privacy.

      In order to implement, administer, manage and account for the Employee's participation in the Plan, the Company and/or the Employer may:

        collect and use certain personal data regarding the Employee, including, without limitation, the Employee's name, home address and telephone number, work address and telephone number, work e-mail address, date of birth, social insurance or other identification number, term of employment, employment status, nationality and tax residence, and details regarding the terms and conditions, grant, vesting, cancellation, termination and expiration of all restricted stock units and other stock-based incentives granted, awarded or sold to the Employee by the Company (collectively, the "Data");

        transfer the Data, in electronic or other form, to employees of the Company and its subsidiaries, and to third parties, who are involved in the implementation, administration and/or management of, and/or accounting for, the Plan, which recipients may be located in the Employee's country or in other countries that may have different data privacy laws and protections than the Employee's country;

        transfer the Data, in electronic or other form, to a broker or other third party with whom the Employee has elected to deposit any RSU Shares issued in redemption of the RSU; and

        retain the Data for only as long as may be necessary in order to implement, administer, manage and account for the Employee's participation in the Plan.

      The Employee hereby consents to the collection, use, transfer and retention of the Data, as described in this Agreement, for the exclusive purpose of implementing, administering, managing and accounting for the Employee's participation in the Plan.

      The Employee understands that by contacting his or her local human resources representative, the Employee may:

        view the Data;

        correct any inaccurate information included within the Data;

        request additional information regarding the storage and processing of the Data request a list with the names and addresses of any potential recipients of the Data; and

        under certain circumstances and with certain consequences, prevent further use, transfer, retention and/or processing of the Data.

    Plan. The RSU is granted pursuant to the Plan, as in effect on the Grant Date, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the RSU or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until the RSU is redeemed in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the Employee.

    Employment Rights. No provision of this Agreement shall (a) be deemed to form an employment contract or relationship with the Company or any of its subsidiaries, (b) confer upon the Employee any right to be or continue to be in the employ of the Company or any of its subsidiaries, (c) affect the right of the Employer to terminate the employment of the Employee, with or without cause, or (d) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. The Employee hereby acknowledges and agrees that the Employer may terminate the employment of the Employee at any time and for any reason, or for no reason, unless applicable law provides otherwise or unless the Employee and the Employer are parties to a written employment agreement that expressly provides otherwise.

    Nature of Company Restricted Stock Grants. The Employee acknowledges and agrees that:

      the Plan was established voluntarily by the Company, it is discretionary in nature and it may be modified, suspended or terminated by the Company at any time, as provided in the Plan and this Agreement;

      the Company grants restricted stock units voluntarily and on an occasional basis, and the receipt of the RSU by the Employee does not create any contractual or other right to receive any future grant of restricted stock units, or any benefits in lieu of a grant of restricted stock units;

      all decisions with respect to future grants of restricted stock units by the Company will be made in the sole discretion of the Company;

      the Employee is voluntarily participating in the Plan;

      restricted stock units are an extraordinary item which do not constitute compensation of any kind for services rendered to the Company or the Employer, and which are outside the scope of the Employee's employment contract, if any;

      restricted stock units are not part of normal or expected compensation or salary for any purposes, including, without limitation, for purposes of calculating any severance, resignation, termination, redundancy or end-of-service payments, or any bonuses, long-service awards or pension or retirement benefits, or any similar payments;

      the future value of the RSU is unknown and cannot be predicted with certainty; and

      the Employee hereby indemnifies the Company and the Employer against, and irrevocably releases and holds them harmless from, any claim or entitlement to compensation or damages arising from the cancellation of the RSU in accordance with this Agreement, or any diminution in the value of the RSU.

    Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

    Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

    Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

    Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, United States of America, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. Any action, suit or proceeding to enforce the terms and provisions of this Agreement, or to resolve any dispute or controversy arising under or in any way relating to this Agreement, may be brought in the state courts for the County of Washoe, State of Nevada, United States of America, and the parties hereto hereby consent to the jurisdiction of such courts. If the Employee has received this or any other document related to the Plan translated into a language other than English, and the translated version is different than the English version, the English version will control.